UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02 000-23108;	Commission File Number: 333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST (Exact name of issuing entity in respect of the notes as specified in charter)	DISCOVER CARD MASTER TRUST I (Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	DISCOVER FUNDING LLC (Exact name of depositor as specified in charter)

Delaware

(State or jurisdiction of

incorporation or organization

of the issuing entity)

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware

19890-0001

(Address of principal executive offices of the
issuing entity)

Delaware

(State or jurisdiction of

incorporation or organization

of the issuing entity)

c/o Discover Bank

800 Prides Crossing

Suite 100

Newark, Delaware

19713

(Address of principal executive offices of the
issuing entity)

Delaware

(State or jurisdiction of

incorporation or organization

of the depositor)

Discover Funding LLC

800 Prides Crossing

Suite 100

Newark, Delaware

19713

(Address of principal executive offices of the
depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization of the sponsor)	800 Prides Crossing Suite 100 Newark, Delaware (Address of Principal Executive Office)	19713 (Zip Code)	51-0020270 (IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As of November 1, 2023 (the “Addition Date”), Discover Funding LLC, as the holder of the Transferor Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to Discover Card Master Trust I as accounts pursuant to Section 2.10(b) of the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 22, 2015 (as amended from time to time, the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer and Servicer, Discover Funding LLC, as Transferor, and U.S. Bank Trust Company, National Association as Trustee. The Additional Accounts had an aggregate total receivables balance of approximately $4.5 billion as of the opening of business on the Addition Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2023

Discover Funding LLC (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer